[Sketch of L. Roy Papp appears here]



                         PAPP AMERICA-ABROAD FUND, INC.
                                 A No-Load Fund






                                  ANNUAL REPORT
                                DECEMBER 31, 1999



                                                     Managed by:
                                                     L. Roy Papp & Associates
                                                     6225 North 24th Street
                                                     Suite 150
                                                     Phoenix, AZ  85016
                                                     (602)956-1115 Local
                                                     (800)421-4004
                                                     E-mail: invest@roypapp.com
                                                     Web: http://www.roypapp.com
                                                          ----------------------

CHART
           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP
            AMERICA-ABROAD FUND, INC. AND MORGAN STANLEY WORLD INDEX

AVERAGE ANNUAL TOTAL RETURN
                                   1 Year          5 Year     Since Inception
Papp America-Abroad Fund            14.0%          26.3%                19.0%
Morgan Stanley World Index          24.9%          19.8%                15.7%


Year     Papp America-Abroad Fund   Morgan Stanley World Index
12/6/91  $10,000                    $10,000
1991      10,944                     10,720
1992      11,811                     10,158
1993      11,803                     12,450
1994      12,725                     13,079
1995      17,440                     15,848
1996      22,262                     17,985
1997      28,910                     20,817
1998      35,799                     25,882
1999      40,815                     32,338



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. This Fund's performance is measured against that of the Morgan Stanley World Index. Approximately 46% of the earnings of the companies in the Fund's portfolio are derived from foreign sources and 54% are derived from United States sources. The Morgan Stanley World Index is an unmanaged [market-weighted] index that includes 50% foreign companies and 50% United States companies. The values shown include reinvested dividends.

                         PAPP AMERICA-ABROAD FUND, INC.


Dear Fellow Shareholder:

         Our Fund had a decent year in 1999 being up 14.0%. However, we lagged both the Morgan Stanley World Index, against which we compare ourselves, which was up 24.9% and the Standard & Poor's 500 Stock Index which was up 21.0%. Since inception in late 1991 we have done considerably better than the World Index as is shown by the chart on the opposite page.

         Both the larger and smaller companies in our Fund had so-so years performance wise because we did not own the speculative Internet stocks which traded on multiples of sales even though there were no earnings. Also, there was some concern that the multi-national companies would be negatively impacted by Y2K problems. Of course, this turned out to be a false alarm.

         Year-end results are now being reported by many of our companies and for the most part they appear to be most satisfactory. This does not come as a surprise because we emphasize ownership of companies with a long history of increased earnings. In fact, our disappointments tend to occur when the Wall Street analysts become overly optimistic and project unrealistic earnings increases.

         Our Fund is designed to provide long-term investors with the opportunity to own multinational companies that will fully participate in the growth of international commerce that we foresee. For the most part these necessarily are larger companies with the financial strength necessary to compete around the globe, but we also buy smaller multinationals providing they have a unique product in demand and provided they have the same growth patterns as our larger companies. To a large extent we will continue to avoid foreign companies because we are aware that stock markets outside the United States are far different than our own. Many of their companies are small and undercapitalized. In some cases their markets are rigged and their accounting is not up to American standards. They are subject to political tinkering and lack SEC disclosure requirements.

         It appears to us that many of the concerns American investors have had about multi-national companies are now subsiding. The Asian economies appear to be slowly recovering although one should not be deceived by the bullish tone of their stock markets. The same holds true for Europe where the markets were quite buoyant in 1999. Of more importance to us, however, is the message we have been receiving from our companies that business is good and getting better.

         Under these circumstances we believe the year 2000 will be a good one for patient long-term shareholders.


                                                           Warmest regards,

                                                           /s/ L. Roy Papp

                                                           L. Roy Papp, Chairman
                                                           February 8, 2000

P.S. As of today, our Fund is up 4.9% this year while the World Index is down
                              --                                         ----
4.0% and the S&P 500 is down 1.8%.
                        ----

                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999
                                                                                                  Number            Market
                      Common Stocks                                                            of Shares             Value
                      -------------                                                         ------------      ------------
COMPUTER EQUIPMENT (21.2%)
   EMC Corp. *
      (Manufacturer of enterprise computer storage systems)                                       56,000      $  6,118,000
   Hewlett-Packard Company
      (Manufacturer of printers, computers, and medical electronic equipment)                     95,000        10,824,063
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers, and memory chips)                      367,000        30,208,687
   International Business Machines Corporation
      (Global provider of information technology, hardware, software,
      and services)                                                                               40,000         4,320,000
                                                                                                              ------------
                                                                                                                51,470,750
                                                                                                              ------------
FINANCIAL SERVICES (16.3%)
   American International Group
      (Major international insurance holding company)                                             56,250         6,082,031
   General Electric Co.
      (Diversified financial and industrial company)                                              93,000        14,391,750
   State Street Corporation
      (Provider of U.S. and global securities custodial services)                                260,000        18,996,250
                                                                                                              ------------
                                                                                                                39,470,031
                                                                                                              ------------
ELECTRONIC EQUIPMENT (16.0%)
   American Power Conversion *
      (Leading producer of uninterruptible power supply products)                              1,036,300        27,332,412
   Molex, Inc.
      (Supplier of interconnection products)                                                     253,000        11,448,250
                                                                                                              ------------
                                                                                                                38,780,662
                                                                                                              ------------
Industrial Services (14.3%)
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                                           565,000        32,593,438
   Omnicom Group, Inc.
      (Worldwide advertising agencies)                                                            20,000         2,000,000
                                                                                                              ------------
                                                                                                                34,593,438
                                                                                                              ------------
Software (10.6%)
   BMC Software, Inc. *
      (Develops data and application management software)                                         68,000         5,435,750
   Microsoft Corporation*
      (Personal computer software)                                                               173,000        20,197,750
                                                                                                              ------------
                                                                                                                25,633,500
                                                                                                              ------------
Pharmaceutical (6.9%)
   Merck & Company
      (Prescription pharmaceuticals)                                                             248,000        16,631,500
                                                                                                              ------------

*Non-income producing security.

   The accompanying notes are an integral part of this financial statement.

                                       4

                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

                                                                                                  Number            Market
                 Common Stocks (continued)                                                     of Shares             Value
                 -------------------------                                                  ------------      ------------
RESTAURANTS (4.2%)
   McDonald's Corporation
      (Fast food restaurants and franchising)                                                    254,000      $ 10,239,375
                                                                                                              ------------

SPECIALTY RETAILING (3.8%)
   Office Depot *
      (Leading retailer and direct marketer of office supplies)                                  840,500         9,192,969
                                                                                                              ------------

MEDICAL PRODUCTS (3.5%)
   Johnson & Johnson
      (Healthcare products)                                                                       86,500         8,055,313
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                                            10,000           364,375
                                                                                                              ------------
                                                                                                                 8,419,688
                                                                                                              ------------
TELECOMMUNICATIONS (1.3%)
   Cisco Systems, Inc. *
      (Leading supplier of computer internetworking systems)                                      20,000         2,142,500
   L.M. Ericsson Telephone AB
      (Manufacturer of telecom systems and cellular handsets)                                     15,000           985,312
                                                                                                              ------------
                                                                                                                 3,127,812
                                                                                                              ------------
MISCELLANEOUS (1.3%)
   Gillette Company
      (Personal care products and batteries)                                                      22,000           906,125
   Steiner Leisure Ltd. *
      (Provider of spa services, beauty salons, and health clubs on cruise ships)                 160,750        2,682,516
                                                                                                              ------------
                                                                                                                 3,588,641
                                                                                                              ------------

TOTAL COMMON STOCKS - 99.4%                                                                                    241,148,366
CASH AND OTHER ASSETS, LESS LIABILITIES - 0.6%                                                                   1,461,979
                                                                                                              ------------

NET ASSETS - 100%                                                                                             $242,610,345
                                                                                                              ============

NET ASSET VALUE PER SHARE
(Based on 6,882,729 shares outstanding at December 31, 1999)                                                  $      35.25
                                                                                                              ============

*Non-income producing security.
The accompanying notes are an integral part of this financial statement.


                                       5


                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                           DECEMBER 31,1999 AND 1998

                                     ASSETS
                                                                                                    1999             1998
                                                                                           -------------    -------------
Investment in securities at market value (original
  cost $128,437,747 and $248,043,277 at December 31,
  1999 and 1998, respectively) (Note 1)                                                    $ 241,148,366    $ 338,929,906
Cash                                                                                           1,043,700        6,522,782
Dividends and interest receivable                                                                182,268          361,875
Receivable for investment securities sold                                                        236,011                -
                                                                                           -------------    -------------
               Total assets                                                                $ 242,610,345    $ 345,814,563
                                                                                           =============    =============

                                  LIABILITIES
Redemptions payable                                                                        $           -    $     240,533
Payable for investment securities purchased                                                            -        2,759,394
                                                                                           -------------    -------------
               Total Liabilities                                                           $           -    $   2,999,927
                                                                                           =============    =============

                                   NET ASSETS

Paid-in capital                                                                            $ 130,597,831    $ 252,595,092
Accumulated undistributed net realized gain
   on sale of investments                                                                            219              371
Accumulated undistributed net investment loss                                                   (698,324)        (667,456)
Net unrealized gain on investments                                                           112,710,619       90,886,629
                                                                                           -------------    -------------
                Net assets applicable to Fund shares outstanding                           $ 242,610,345    $ 342,814,636
                                                                                           =============    =============


Fund shares outstanding                                                                        6,882,729       10,670,513
                                                                                           =============    =============

Net Asset Value Per Share (net assets/shares
   outstanding)                                                                            $       35.25    $       32.13
                                                                                           =============    =============


   The accompanying notes are an integral part of these financial statements.

                                       6

                         PAPP AMERICA-ABROAD FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
                                                                                               1999                  1998
                                                                                      -------------         -------------
INVESTMENT INCOME:
Dividends                                                                             $   1,700,480         $   2,686,890
Interest                                                                                     65,112               224,020
Foreign taxes withheld                                                                       (9,894)              (20,469)
                                                                                      -------------         -------------

          Total investment income                                                         1,755,698             2,890,441
                                                                                      -------------         -------------

EXPENSES:
Management fee (Note 3)                                                                   2,877,790             3,292,225
Filing fees                                                                                  52,812               116,312
Printing and postage fees                                                                    41,376                46,725
Custodial fees                                                                               35,688                28,994
Transfer agent fees                                                                          31,635                40,994
Accounting fees                                                                              16,000                14,500
Directors' attendance fees                                                                   10,800                 6,300
Legal fees                                                                                    4,957                 4,534
Other fees                                                                                    2,197                14,073
                                                                                      -------------         -------------

          Total expenses                                                                  3,073,255             3,564,657
                                                                                      -------------         -------------

Net investment loss                                                                      (1,317,557)             (674,216)
                                                                                      -------------         -------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Proceeds from sales of securities                                                       145,756,212            92,997,025
Cost of securities sold                                                                (135,222,930)          (92,579,267)
                                                                                      -------------         -------------
Net realized gain on investments sold                                                    10,533,282               417,758

Net change in unrealized gain on investments                                             21,823,990            65,360,302
                                                                                      -------------         -------------

Net realized and unrealized gain on investments                                          32,357,272            65,778,060
                                                                                      -------------         -------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $  31,039,715         $  65,103,844
                                                                                      =============         =============

   The accompanying notes are an integral part of these financial statements.

                                       7

                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                                                1999                 1998
                                                                                       -------------        -------------
FROM OPERATIONS:
   Net investment loss                                                                 $  (1,317,557)       $    (674,216)
   Net realized gain on investments sold                                                  10,533,282              417,758
   Net change in unrealized gain on investments                                           21,823,990           65,360,302
                                                                                       -------------        -------------
          Increase in net assets resulting from
          operations                                                                      31,039,715           65,103,844
                                                                                       -------------        -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                           -                    -
   Net realized gain on investments sold                                                  (9,235,258)            (417,387)
                                                                                       -------------        -------------
          Decrease in net assets resulting from
          distributions to shareholders                                                   (9,235,258)            (417,387)
                                                                                       -------------        -------------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                                           63,363,641          168,123,001
   Net asset value of shares issued to shareholders
     in income and net realized gain on investments sold                                   8,582,551              374,828
   Payments for redemption of shares                                                    (193,954,940)        (178,618,944)
                                                                                       -------------        -------------
          Decrease in net assets resulting
          from shareholder transactions                                                 (122,008,748)         (10,121,115)
                                                                                       -------------        -------------

Total (decrease)/increase in net assets                                                 (100,204,291)          54,565,342

Net assets at beginning of the period                                                    342,814,636          288,249,294
                                                                                       -------------        -------------

Net assets at end of period                                                            $ 242,610,345        $ 342,814,636
                                                                                       =============        =============


   The accompanying notes are an integral part of these financial statements.

                                       8

                         PAPP AMERICA-ABROAD FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999


(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Abroad Fund, Inc. (the Fund) was incorporated on August 15, 1991, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 6, 1991. The Fund invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

      INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


      FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 29, 1999, a distribution was declared from net realized long-term capital gains of approximately $1.39 a share aggregating $9,235,258. The distribution was paid on December 31, 1999, to shareholders of record on December 29, 1999.

On December 28, 1998, a distribution was declared from net realized long-term capital gains of approximately $.04 a share aggregating $417,387. The distribution was paid on December 31, 1998, to shareholders of record on December 29, 1998.

 (3)  TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $31,635 and $40,994 in 1999 and 1998, respectively, from the manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $1,100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, investment transactions excluding short-term investments were as follows:



                                                 1999                      1998
                                         ------------               -----------
Purchases at cost                        $ 15,617,400               $80,372,065
Sales                                     145,756,212                92,997,025

(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 1999, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:


                                                     Proceeds            Shares
                                                -------------        ----------
Year ended December 31, 1999
Shares issued                                   $  63,363,641         2,000,223
Dividends and distributions reinvested              8,582,551           242,584
Shares redeemed                                  (193,954,940)       (6,030,591)
                                                -------------        ----------
   Net decrease                                 $(122,008,748)       (3,787,784)
                                                =============        ==========

Year ended December 31, 1998
Shares issued                                   $ 168,123,001         6,037,848
Dividends and distributions reinvested                374,828            11,761
Shares redeemed                                  (178,618,944)       (6,473,298)
                                                -------------        ----------
   Net decrease                                 $ (10,121,115)         (423,689)
                                                =============        ==========


(6)   UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows at December 31:



                                                        1999               1998
                                               -------------      -------------
Market value                                   $ 241,148,366      $ 338,929,906
Original cost                                   (128,437,747)      (248,043,277)
                                               -------------      -------------
      Net unrealized appreciation              $ 112,710,619      $  90,886,629
                                               =============      =============


As of December 31, 1999, gross unrealized gains on investments in which market value exceeded cost totaled $114,096,795 and gross unrealized losses on investments in which cost exceeded market value totaled $1,386,176.

As of December 31, 1998, gross unrealized gains on investments in which market value exceeded cost totaled $104,546,063 and gross unrealized losses on investments in which cost exceeded market value totaled $13,659,434.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.

                                                                                  Year Ended December 31
                                                            1999             1998           1997          1996            1995
                                                    ------------     ------------   ------------   -----------     -----------
Net asset value, beginning of period                $      32.13     $      25.98   $      20.11   $     16.47     $     12.24
Income from operations:
   Net investment (loss)/income                            (0.23)           (0.05)          0.01          0.01            0.04
   Net realized and unrealized gain
      on investments                                        4.74             6.24           6.00          4.48            4.52
                                                    ------------     ------------   ------------   -----------     -----------
         Total from operations                              4.51             6.19           6.01          4.49            4.56

Less distributions:
   Dividend from net investment
      Income                                                   -                -          (0.01)        (0.01)          (0.04)
   Distribution of net realized gain                       (1.39)           (0.04)         (0.13)        (0.84)          (0.29)
                                                    ------------     ------------   ------------   -----------     -----------

         Total distributions                               (1.39)           (0.04)         (0.14)        (0.85)          (0.33)

Net asset value, end of period                      $      35.25     $      32.13   $      25.98   $     20.11     $     16.47
                                                    ============     ============   ============   ===========     ===========

         Total return                                      14.01%           23.83%         29.92%        27.65%          37.05%

Ratios/Supplemental Data:
   Net assets, end of period                        $242,610,345     $342,814,636   $288,249,294   $29,623,497     $15,988,267
   Expenses to average net
      assets(A)                                             1.07%            1.08%          1.11%         1.25%           1.22%
                                                    ============     ============   ============   ===========     ===========
    Investment income to
      Average net assets (B)                                0.61%            0.82%          1.24%         1.30%           1.50%
   Portfolio turnover rate                                  5.47%           24.97%          4.71%        12.29%          26.65%


(A) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.30% for the year ended December 31, 1996.

(B) Computed giving effect to investment adviser's expense limitation undertaking.

                                       12

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of Papp America-Abroad Fund, Inc.:


We have audited the accompanying statements of assets and liabilities of the Papp America-Abroad Fund, Inc. as of December 31, 1999 and 1998, including the schedule of portfolio investments as of December 31, 1999, and the related statements of operations and changes in net assets for the two years then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 and 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Papp America-Abroad Fund, Inc. as of December 31, 1999 and 1998, and the results of its operations and changes in its net assets for the two years then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Phoenix, Arizona,
   January 27, 2000.

                              FACTS ABOUT THE FUND



INVESTMENT OBJECTIVE - The Fund, which commenced operations December 6, 1991, invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

THE INVESTMENT ADVISER - The Fund's assets are managed by L. Roy Papp & Associates, the largest investment counseling firm in Arizona, with over $1.2 billion in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the Firm is solely in the investment management business. The Firm is an independent general partnership. Of its ten general partners, seven are Chartered Financial Analysts
(CFAs).

EXPERIENCED MANAGEMENT - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, has over 45 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, has over 22 years experience in security and financial analysis. She holds a Master of Management degree in Finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"PURE" NO-LOAD - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1%, which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

SUITABILITY - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

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

                    AN INTRODUCTION TO THE PAPP MUTUAL FUNDS

The Papp Mutual Funds invest in high quality common stocks carefully selected for the possibility of long-term capital growth. All the funds are "pure" no-load in that there are no sales commissions, redemption fees, or 12b-1 charges. Because the Funds invest for the long-term, portfolio turnover is low and the Funds do not ordinarily produce large taxable capital gains. They are designed for the long-term (3 to 5 years) investor and are not appropriate for those with short-term time horizons. The partners and employees of L. Roy Papp & Associates have invested a significant part of their own assets in the Funds, either personally or through the Firm's 401K Plan.

The Papp Stock Fund is structured to provide a comprehensive investment for the common stock portion of an investment program through the purchase and retention of a diversified, high quality group of securities. It owns the common stocks of very large United States companies, many of which derive a large percentage of their earnings from overseas activities where we believe the strong growth of recent years will continue. It also owns large and medium sized American companies which have all of their operations within our country.

Papp America-Abroad Fund invests primarily in United States companies, a large portion of whose earnings come from foreign countries. It is our belief that it is far safer to participate in the increased globalization of the world's economies through ownership of multinational U.S. companies, thereby avoiding many risks and expenses associated with the direct purchase of foreign stocks such as different accounting and financial reporting standards, lack of liquidity, greater price volatility, and lack of SEC protection. While the Fund owns some medium sized companies, for the most part it invests in large companies that have the experience and expertise to successfully compete on the international level.

Papp America-Pacific Rim Fund reflects our belief that the best prospect for growth over the next several decades lies in our large and rapidly growing trade with the nations bordering the Pacific Ocean. Like our other Funds, the Pacific Rim Fund invests mainly in American companies, but its primary thrust is to seek out and purchase those companies that have established a strong and growing presence in the Pacific Rim area. We believe this Fund is appropriate for that part of an investor's assets dedicated to long-term growth.

Papp Focus Fund is a non-diversified investment company that will own a maximum of 16 stocks under normal market conditions. While we believe that a strategy of investing in a limited number of securities has the potential for higher total returns, this may increase volatility, so prospective shareholders should carefully consider whether their investment strategy parallels that of the Fund.

Papp Small & Mid-Cap Growth Fund invests primarily in the common stocks and securities convertible into common stocks of small and medium sized companies. We believe that carefully selected small and medium sized companies offer attractive capital growth possibilities significantly above that of the general U.S. economy. While these companies, during some periods, will perform better than the stocks of large companies, they also may involve greater volatility and be subject to competitive pressures.

                                       15
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                         PAPP AMERICA-ABROAD FUND, INC.

                                    DIRECTORS
      James K. Ballinger                               L. Roy Papp
      Amy S. Clague                                    Rosellen C. Papp
      Robert L. Mueller                                Bruce C. Williams
      Harry A. Papp

                                    OFFICERS
      Chairman - L. Roy Papp                           President - Harry A. Papp

                                 VICE PRESIDENTS
      Victoria S. Cavallero                            Julie A. Hein
      George D. Clark, Jr.                             Robert L. Mueller
      Jeffrey N. Edwards                               Rosellen C. Papp
      Robert L. Hawley                                 Bruce C. Williams

                          Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                       Assistant Treasurer - Julie A. Hein

                               INVESTMENT ADVISER
                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                                Phoenix, AZ 85016
                            Telephone: (602) 956-1115
                       Web address: http//www.roypapp.com
                        Email address: invest@roypapp.com

                                    CUSTODIAN
                            Founders Bank of Arizona
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     SHAREHOLDER SERVICES AND TRANSFER AGENT
                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                                Phoenix, AZ 85016
                            Telephone: (602) 956-1115
                                 (800) 421-4004

                         INDEPENDENT PUBLIC ACCOUNTANTS
                               Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                             Phoenix, Arizona 85008

                                  LEGAL COUNSEL
                               Bell, Boyd & Lloyd
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.

                                       16